Income Taxes (Details 2) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Apr. 30, 2013	Apr. 30, 2012	Apr. 30, 2011
Percent of Pretax Income
Statutory federal income tax rate	35.00%	35.00%	35.00%
State and local income taxes, net of federal income tax benefit	1.80%	2.30%	2.20%
Domestic manufacturing deduction	(3.10%)	(3.10%)	(3.80%)
Other items - net	(0.30%)	0.20%	(0.30%)
Effective income tax rate	33.40%	34.40%	33.10%
Income taxes paid	$ 279.2	$ 257.8	$ 366.0